EXHIBIT 10.1
PROFITS INTEREST AGREEMENT
OF
AIP OPERATION LLC

This Profits Interest Agreement (this “Agreement”) is entered into as of [•] (the “Effective Date”) by and between AIP OPERATION LLC, a Delaware limited liability company (the “Company”), and [•] (“Participant”). Capitalized terms used in this Agreement but not otherwise defined herein shall have the same meanings given them in the LLC Agreement (as defined below).
R E C I T A L S:
A.    Pursuant to Section 2.1(c) of the LLC Agreement, the Manager is authorized to cause the Company to issue additional Units, which Units shall have such designations, preferences and rights as may be fixed by the Manager.
B.    The Company desires to issue additional Units in respect of Series I of the Company designated as “Profits Interest Units” to Participant in connection with Participant’s performance of services to or for the benefit of the Company.
C.    The parties intend that the Profits Interest Units issued pursuant to this Agreement constitute “profits interests,” as described in Section 4.01 of Rev. Proc. 93-27, 1993-2 C.B. 343, as clarified by Rev. Proc. 2001-43, 2001-34 I.R.B. 191, issued by the Internal Revenue Service.
D.    The Company will revalue its assets as of the Effective Date in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(f)(5)(iii) and the Capital Accounts of the Members of the Company will be adjusted to reflect such revaluation.
NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and for other good and valuable consideration, the parties hereby agree as follows:
1.Issuance of Profits Interest Units.
(a)In consideration of Participant providing services to or for the benefit of the Company, the Company hereby issues to Participant [•] Units in respect of Series I of the Company (the “Profits Interest Units”), subject to the vesting provisions of Section 2.
(b)The Profits Interest Units are issued to Participant on the terms and conditions set forth in this Agreement and the Limited Liability Company Operating Agreement of the Company made and entered into as of December 21, 2016 (the “LLC Agreement”), a copy of which has been delivered to Participant.
(c)Participant shall make no Capital Contribution to the Company in connection with the Profits Interest Units issued hereunder and, as a result, Participant’s Capital Account balance in the Company immediately after his receipt of the Profits Interest Units shall be equal to zero.
(d)Notwithstanding anything to the contrary contained in the LLC Agreement or set forth herein, with respect to the rights of Participant related to, in respect of and in connection with the Company, Manager and other Member, Participant and the Profits Interest Units owned thereby shall have only a right to share in or be allocated Net Profits and Net Losses and receive or share in distributions of the Company as set forth in Article 5 of the LLC Agreement.
(e)Participant agrees to execute a counterpart signature page to the Company’s LLC Agreement, in the form attached hereto as Exhibit A, as provided in Section 3 below and Participant shall thereupon become a Member as of the Effective Date. Participant acknowledges that the Manager from time to time may issue or cancel (or otherwise modify) Profits Interest Units in accordance with the terms of this Agreement and the LLC Agreement.
2.Vesting of Profits Interest Units. Subject to Participant’s Continuous Service (as defined below), the Profits Interest Units shall vest in accordance with Exhibit B. The term “Continuous Service” means (i) employment by the Company, which is uninterrupted except for vacations, illness (not including disability), or leaves of absence which are approved in writing by the Company or (ii) engagement as a consultant or other service provider of the Company.
3.LLC Agreement of the Company. The Profits Interest Units acquired pursuant to this Agreement shall be fully subject to the terms and conditions contained in the LLC Agreement, and Participant hereby acknowledges that Participant has read and understands the terms and conditions contained therein.
4.Prohibition on Transfer of Profits Interest Units. The Profits Interest Units acquired pursuant to this Agreement may not be transferred, sold, pledged, hypothecated or otherwise disposed of, voluntarily or involuntarily, by operation of law or otherwise, without the consent of the Manager, which consent shall not be unreasonably withheld, conditioned or delayed.
5.Investment Representations. Participant acknowledges that he or she is aware that the Profits Interest Units issued to him by the Company pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), on the basis of certain exemptions from such registration requirement. In this connection, Participant hereby makes the representations and warranties to the Company as are set forth in Section 10.11 of the LLC Agreement, which representations and warranties are incorporated herein by this reference.
6.Cancellation, Forfeiture and Repurchase of Profits Interest Units.
(a)Notwithstanding any provision to the contrary contained in this Agreement, all Profits Interest Units that are not vested Profits Interest Units under Section 2 shall be automatically cancelled and forfeited for no consideration upon the termination of Participant’s Continuous Service.
(b)If Participant is terminated for cause in connection with Participant’s employment by or engagement for services with the Company (as determined by the Company in its reasonable discretion) at the time Participant’s Continuous Service is terminated, all vested Profits Interest Units shall be forfeited for no consideration.
(c)Participant hereby grants to the Company or its designee (to be approved by the Manager), a continuing option (the “Purchase Option”) to purchase any of Participant’s vested Profits Interest Units in the Company that are not otherwise forfeited at any time after the termination of Participant’s Continuous Service. The exercise price of the Purchase Option shall be at fair market value of the Profits Interest Units, as determined by the Manager in its sole discretion based on the written advice or determination of an independent third party valuation firm, on the date of such termination of Continuous Service and consistent with the valuation guidelines and methodology set forth in Exhibit B to the LLC Agreement.
(d)The Purchase Option is exercisable by the Company’s delivery, at any time after Participant’s termination of Continuous Service, of written notice of its election to do so to Participant. The Company may waive its right to exercise the Purchase Option at any time by giving written notice of such waiver to Participant. In the event the Company exercises the Purchase Option with respect to vested Profits Interest Units, the Company may pay for the Profits Interest Units to be purchased by it pursuant to the exercise of the Purchase Option by delivery of cash, check, a promissory note or other property or investments owned or held by the Company. If the Purchase Option is exercised by promissory note, such promissory note shall not require any payments prior to maturity, shall bear interest in an amount no less than the applicable Federal rate and have a maturity of not more than three (3) years. Any promissory note issued pursuant to this Section 6(d) shall be subordinated to any indebtedness of the Company and shall contain such additional terms as the Company may determine in its reasonable discretion. The Company will, in connection with such repurchase, be entitled to receive customary representations and warranties from the sellers regarding such sale.

(e)The provisions of this Section 6 shall control over and override all of the provisions relating to Transfer restrictions and dispositions upon specified events set forth in the LLC Agreement to the extent of any conflict with this Section 6.
7.Section 83(b) Election. Participant shall execute and deliver to the Company with this executed Agreement, a copy of the Acknowledgment and Statement of Decision Regarding Election Pursuant to Section 83(b) of the Internal Revenue Code (the “Acknowledgment”) substantially in the form attached hereto as Exhibit C. Participant shall execute and submit with the Acknowledgment a copy of the Election Pursuant to Section 83(b) of the Internal Revenue Code, substantially in the form attached hereto as Exhibit D, if Participant has indicated in the Acknowledgment his or her decision to make such an election. Participant represents that Participant is not relying on the Company with respect to such decision and has consulted any tax consultant(s) that Participant deems advisable in connection with the filing of an election under Section 83(b) of the Code and similar tax provisions. Participant acknowledges that it is Participant’s sole responsibility and not the Company’s to timely file an election under Section 83(b) of the Code, even if Participant requests that the Company or any representative of the Company make such filing on Participant’s behalf. Participant should consult his or her tax advisor to determine if there is a comparable election to file in the state of his or her residence and whether such filing is desirable under the circumstances.
8.Restrictive Legends. Certificates evidencing the Profits Interest Units, to the extent such certificates are issued, may bear such restrictive legends as the Company and/or the Company’s counsel may deem necessary or advisable under applicable law or pursuant to this Agreement, including, without limitation, the following legends:
“Units in respect of Series I of AIP OPERATION LLC, a Delaware limited liability company, have not been registered with or qualified by the Securities and Exchange Commission or any securities regulatory authority of any state. Such Units have been issued in reliance upon exemptions from such registration or qualification requirements. Such Units cannot be sold, transferred, assigned or otherwise disposed of except in compliance with the restrictions on transferability contained in the LLC Agreement of the Company, and applicable federal, state and other securities laws.”
In addition, any certificates evidencing the Profits Interest Units shall be imprinted with such legends as provided for in the LLC Agreement.
9.Taxes. The Company and Participant intend that (i) the Profits Interest Units be treated as “profits interests” within the meaning of the Code, Treasury Regulations promulgated thereunder, and any published guidance by the Internal Revenue Service with respect thereto, including, without limitation, Internal Revenue Service Revenue Procedure 93-27, as clarified by Internal Revenue Service Revenue Procedure 2001-43, (ii) the issuance of such interests not be a taxable event to the Company or Participant as provided in such Revenue Procedure, and (iii) the LLC Agreement and this Agreement be interpreted consistently with such intent. In furtherance of such intent, effective immediately prior to the issuance of the Profits Interest Units, the Company will cause the Gross Asset Value (as defined in the LLC Agreement) of all Company assets to be adjusted to equal their respective gross fair market values, and make the resulting adjustments to the Capital Accounts of the Members, in each case as set forth in the LLC Agreement. The Company may withhold from Participant’s wages, or require Participant to pay to the Company, any applicable withholding or employment taxes resulting from the issuance of the Profits Interest Units hereunder, from the vesting or lapse of any restrictions imposed on the Profits Interest Units, or from the ownership or disposition of the Profits Interest Units.
10.Code Section 409A. The Profits Interest Units are not intended to constitute or provide for “nonqualified deferred compensation” within the meaning of Section 409A of the Code (“Section 409A”), and, provided that Section 409A of the Code, Treasury Regulations and related Department of Treasury guidance do not require otherwise, the Company shall not treat the Profits Interest Units as nonqualified deferred compensation. However, notwithstanding any other provision of this Agreement, if at any time the Manager determine that the Profits Interest Units may be subject to Section 409A, the Manager shall have the right, in their sole discretion, to adopt such amendments to this Agreement or take such other actions (including amendments and actions with retroactive effect) as the Manager determine are necessary or appropriate for the Profits Interest Units to be exempt from the application of Section 409A or to comply with the requirements of Section 409A; provided, however, if such action would diminish the value of the Profits Interest Units, such action may not be taken without Participant’s written consent.
11.Notices. Any notice will be delivered personally to Participant or to an officer of the Company, or sent by regular, registered, or certified mail, commercial delivery service, overnight courier, telegraph, facsimile or email. Any such notice will be deemed to have been given and received for all purposes under this Agreement: (a) three business days after the same is deposited in any official depository or receptacle of the United States Postal Service first class certified mail, return receipt requested, postage prepaid; (b) on the date of confirmed transmission when delivered by telecopier or facsimile transmission or electronic mail; (c) on the next business day after the same is deposited with a nationally recognized overnight delivery service that guarantees overnight delivery; and (d) on the date of actual delivery to such party or any other means; provided, however, if the day such notice will be deemed to have been given and received as aforesaid is not a business day (or if delivery is made after 5:00 p.m. (recipient’s local time) on any business day), such notice will be deemed to have been given and received on the next business day.
12.Binding Obligations. All covenants and agreements herein contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the parties hereto and their permitted successors and assigns.
13.Captions and Section Headings. Captions and section headings used herein are for convenience only, and are not part of this Agreement and shall not be used in construing it.
14.Amendment and Waiver. This Agreement may not be amended except by a written instrument signed by the parties hereto. All waivers hereunder must be made in writing, and failure of any party at any time to require another party’s performance of any obligation under this Agreement shall not affect, limit or waive a party’s right at any time to require strict performance of that obligation thereafter. Any waiver of any breach of any provision of this Agreement shall not be construed in any way as a waiver of any continuing or succeeding breach of such provision or waiver or modification of the provision.
15.Entire Agreement. This Agreement, together with the LLC Agreement, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous written or oral agreements and understandings of the parties, either express or implied.
16.Conflict of Provisions. Participant hereby agrees that, to the extent that any provision of this Agreement directly or indirectly conflicts with or may be construed to conflict with any provision of the LLC Agreement, the Manager of the Company, in its sole and absolute discretion, shall determine which provision(s) shall apply.
17.Severability. Should any provision or portion of this Agreement be held to be unenforceable or invalid for any reason, the remaining provisions and portions of this Agreement shall be unaffected by such holding.
18.Counterparts. This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one agreement and any party hereto may execute this Agreement by signing any such counterpart. This Agreement shall be binding upon Participant and the Company at such time as the Agreement, in counterpart or otherwise, is executed by Participant and the Company. Counterparts of this Agreement (or applicable signature pages hereof) that are manually signed and delivered by facsimile transmission or email shall be deemed to constitute signed original counterparts hereof and shall bind the parties signing and delivering in such manner.
19.Applicable Law. This Agreement shall be construed under, and enforced in accordance with and governed by the laws of the State of Delaware.

20.No Agreement to Employ. Nothing in this Agreement shall affect any right that Participant may have to be employed or to maintain employment or a similar relationship (if applicable) with the Company or with any affiliated entity. The right of the Company or any affiliated entity to terminate at will any such relationship (if applicable) at any time (whether by dismissal, discharge or otherwise), with or without cause, is specifically reserved, subject to any other written employment agreement to which the Company or an affiliated entity, and Participant may be a party.
(Rest of page left blank intentionally.)
IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
COMPANY
AIP OPERATION LLC
By:
Name:
Title:

PARTICIPANT:

[•]

Address:

(Signature page to Profits Interest Agreement.)

EXHIBIT A
MEMBER SIGNATURE PAGE TO
LIMITED LIABILITY COMPANY OPERATING AGREEMENT OF
AIP OPERATION LLC

The undersigned (the “Member”) hereby executes and delivers this Signature Page to the Limited Liability Company Operating Agreement of AIP OPERATION LLC, as the same may be amended from time to time (the “Agreement”), which Signature Page, together with the Agreement and all counterparts and signature pages of the other parties to the Agreement, shall constitute one and the same instrument in accordance with the terms of the Agreement.

[•] By: _______________________ Name: ______________________ Title: ______________________ Date: ___________________

EXHIBIT B
VESTING OF PROFITS INTEREST UNITS
[•]

EXHIBIT C
ACKNOWLEDGMENT AND STATEMENT OF DECISION REGARDING ELECTION PURSUANT TO SECTION 83(b) OF THE INTERNAL REVENUE CODE
The undersigned, a Member of AIP OPERATION LLC (the “Company”), and holder of [•] Units in respect of Series I of the Company designated as “Profits Interest Units” (the “Award”) of the Company, which are subject to forfeiture and a right of repurchase by the Company under certain circumstances provided for in the Profits Interest Agreement with the Company (the “Agreement”), hereby states, as of the date of issuance of the Award, as follows:
1.    The undersigned acknowledges receipt of a copy of the Agreement. The undersigned has carefully reviewed the Agreement.
2.    The undersigned either [check as applicable]:
____ (a) has consulted, and has been fully advised by, the undersigned’s own tax advisor, __________________________________________, whose business address is ________________________________, regarding the federal, state and local tax consequences of being issued the Award under the Agreement, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), and pursuant to the corresponding provisions, if any, of applicable state laws; or
____ (b) has knowingly chosen not to consult such tax advisor.
3.    The undersigned hereby states that the undersigned either [check as applicable]:
_____ (a) has decided to make an election pursuant to Section 83(b) of the Code and is submitting to the Company, together with the undersigned’s executed Agreement, a copy of an executed election form which is attached as Exhibit D to the Agreement; or
____ (b) has knowingly chosen not to make an election pursuant to Section 83(b) of the Code.
4.    Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the issuance of the Award to the undersigned pursuant to the Agreement or of the making or failure to make an election pursuant to Section 83(b) of the Code or corresponding provisions, if any, of applicable state law.
5.    The undersigned is also submitting to the Company, together with the Agreement, a copy of an executed election form, if an election is made, of the undersigned pursuant to provisions of state law corresponding to Section 83(b) of the Code, if any, which are applicable to the issuance of the Award to the undersigned pursuant to the Agreement.
Date: _____________, 2016            _______________________________
Acacia Research Corporation

EXHIBIT D
ELECTION PURSUANT TO SECTION 83(b) OF THE
INTERNAL REVENUE CODE TO INCLUDE IN GROSS
INCOME THE EXCESS OVER THE PURCHASE PRICE,
IF ANY, OF THE VALUE OF PROPERTY TRANSFERRED
IN CONNECTION WITH SERVICES

The undersigned hereby elects pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in the undersigned’s gross income for the 2016 taxable year the excess (if any) of the fair market value of the property described below, over the amount the undersigned paid for such property, if any, and supplies herewith the following information in accordance with the Treasury regulations promulgated under Section 83(b):
1.    The undersigned’s name, address and taxpayer identification (social security) number are:
Name:    Acacia Research Corporation
Address:

2.    The property with respect to which the election is made consists of [•] Units in respect of Series I of the Company designated as “Profits Interest Units” (the “Award”) of AIP OPERATION LLC, a Delaware limited liability company (the “Company”), representing an interest in the future profits, losses and distributions of the Company.
3.    The date on which the above property was transferred to the undersigned was [•], and the taxable year to which this election relates is [•].
4.    The above property is subject to the following restrictions: (a) forfeiture and/or a right of repurchase by the Company if the undersigned ceases to be an employee of, or consultant or service provider to, the Company under certain circumstances pursuant to the LLC Agreement of the Company, as amended from time to time (the “LLC Agreement”), and (b) certain other restrictions pursuant to the LLC Agreement should the undersigned wish to transfer the Award (in whole or in part).
5.    The fair market value of the above property at the time of transfer (determined without regard to any restrictions other than those which by their terms will never lapse) is $0.
6.    The amount paid for the above property by the undersigned was $0.
7.    A copy of this election has been furnished to the Company, and the original will be filed with the income tax return of the undersigned to which this election relates.

Date: [•]	Acacia Research Corporation